GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Investor, Class R, Class R6 and Class T Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

Supplement dated March 26, 2018 to the

Prospectus dated February 28, 2018, as supplemented

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, River Canyon Fund Management LLC will now serve as an Underlying Manager of the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”).

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third paragraph under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Portfolio Management”:

As of the date of the Prospectus, Acadian Asset Management LLC (“Acadian”), Algert Global LLC (“Algert”), Ares Capital Management II LLC (“Ares”), Atreaus Capital, LP (“Atreaus”), Brigade Capital Management, LP (“Brigade”), Crabel Capital Management, LLC (“Crabel”), Emso Asset Management Limited (“Emso”), First Pacific Advisors, LLC (“FPA”), Graham Capital Management, L.P. (“GCM”), Halcyon Arbitrage IC Management LP (“Halcyon”), One River Asset Management, LLC (“One River”), QMS Capital Management LP (“QMS”), River Canyon Fund Management LLC (“River Canyon”), Russell Investments Commodity Advisor, LLC (“RICA”), Sirios Capital Management, L.P. (“Sirios”) and Wellington Management Company LLP (“Wellington”) are the Underlying Managers (investment subadvisers) for the Fund. Each of Atreaus, Crabel, GCM and One River also serves as the Underlying Manager for one or more MMA Subsidiaries.

The following is added under “Service Providers—Investment Subadvisers (Underlying Managers)” in the Prospectus:

River Canyon Fund Management LLC

River Canyon Fund Management LLC (“River Canyon”), located at 2000 Avenue of the Stars, 11th Floor, Los Angeles, CA 90067, an investment adviser registered with the SEC, focuses on structured credit investments, including mortgage- and other asset-backed securities and collateralized loan obligations. River Canyon, together with its parent company, Canyon Capital Advisors, LLC, and its affiliates, had approximately $23.4 billion of assets under management, of which $29.1 million was managed by River Canyon, as of December 31, 2017. With respect to the Fund, the firm manages an allocation within the Event Driven and Credit strategy.

In addition, effective immediately, the “Annual Fund Operating Expenses” table and its related footnotes in the “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus are being restated to reflect the commencement of operations of two of the Fund’s wholly-owned subsidiaries organized under the laws of the Cayman Islands. Accordingly, the “Annual Fund Operating Expenses” table and its related footnotes are replaced with the following:

	Class A		Class C	Institutional		Investor		Class R		Class R6		Class T
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.90%		1.90%	1.90%		1.90%		1.90%		1.90%		1.90%
Distribution and/or Service (12b-1) Fees	0.25%		0.75%	None		None		0.50%		None		0.25%
Other Expenses[2]	0.62%		0.87%	0.48%		0.62%		0.62%		0.47%		0.62%
Service Fees	Non	e	0.25%	Non	e	Non	e	Non	e	Non	e	Non	e
Dividend and Interest Payments and Other Expenses Relating to Securities Sold Short	0.13%		0.13%	0.13%		0.13%		0.13%		0.13%		0.13%
Remainder of Other Expenses	0.49%		0.49%	0.35%		0.49%		0.49%		0.34%		0.49%
Acquired Fund Fees and Expenses[3]	0.06%		0.06%	0.06%		0.06%		0.06%		0.06%		0.06%
Total Annual Fund Operating Expenses[4]	2.83%		3.58%	2.44%		2.58%		3.08%		2.43%		2.83%
Fee Waiver and Expense Limitation[5]	(0.33)%		(0.33)%	(0.33)%		(0.33)%		(0.33)%		(0.33)%		(0.33)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[4]	2.50%		3.25%	2.11%		2.25%		2.75%		2.10%		2.50%

[2]	The “Other Expenses” for Class A, Class C, Institutional, Investor and Class R Shares have been restated. The “Other Expenses” for Class R6 and Class T Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[3]	“Acquired Fund Fees and Expenses” have been restated to reflect current fees.
[4]	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
[5]	The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 1.83% as an annual percentage of the average daily net assets of the Fund; (ii) waive a portion of its management fee in an amount equal to the management fee paid to the Investment Adviser by each MMA Subsidiary (as defined below) at an annual rate of 0.42% of the MMA Subsidiary’s average daily net assets; (iii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.114% of the Fund’s average daily net assets; and (iv) limit total annual operating expenses (excluding acquired fund fees and expenses, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) of Class A, Class C, Institutional, Investor, Class R, Class R6 and Class T Shares to 2.37%, 3.12%, 1.98%, 2.12%, 2.62%, 1.97% and 2.37%, respectively. The management fee waiver arrangements with respect to the fee paid by each MMA Subsidiary may not be discontinued by the Investment Adviser as long as its contract with the respective MMA Subsidiary is in place. The other arrangements will remain in effect through at least February 28, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

The following replaces the table under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Expense Example” in the Prospectus:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$789	$1,349	$1,934	$3,511
Class C Shares
– Assuming complete redemption at end of period	$428	$1,067	$1,827	$3,823
– Assuming no redemption	$328	$1,067	$1,827	$3,823
Institutional Shares	$214	$729	$1,271	$2,751
Investor Shares	$228	$771	$1,341	$2,890
Class R Shares	$278	$920	$1,587	$3,370
Class R6 Shares	$213	$726	$1,266	$2,741
Class T Shares	$497	$1,075	$1,678	$3,305

This Supplement should be retained with your Prospectus for future reference.

MMALTUMCANYCHGSTK 03-18